UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: April 1, 2010

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

California	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of previous independent registered public accounting firm:

On April 1, 2010, the Audit Committee of the Board of Directors of NovaBay Pharmaceuticals, Inc. (“the Company”) dismissed Davidson & Company, LLP (“Davidson”) as the Company’s independent registered public accounting firm.   Davidson had served as the Company’s independent registered public accounting firm since we became a public company in 2007.

The Audit Committee conducted a competitive process to select a firm to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.  As the Company continues to grow management felt it was important to have a firm with a local presence and an expertise in our field.  This search was undertaken in order to secure auditors with a local presence in the San Francisco Bay area and an expertise in the life science field.

Davidson's reports on the financial statements for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2009 and 2008 and through April 1, 2010, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended December 31, 2009 and 2008 and through April 1, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

NovaBay has requested Davidson to provide it with a letter addressed to the SEC stating whether or not Davidson agrees with the above disclosures. A copy of Davidson's letter, dated April 5, 2010, is attached as Exhibit 16.1 to this Form 8-K.

(b)          Engagement of new independent registered public accounting firm:

On April 2, 2010, the Audit Committee of the Company engaged Odenberg, Ullakko, Muranishi & Co, LLP (“OUM”) as the Company’s independent registered public accounting firm.

During the years ended December 31, 2009 and 2008, and the subsequent interim period ended January 31, 2010, and through April 2, 2010, neither the Company nor anyone on its behalf has consulted with OUM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

16.1       Letter, dated April 5, 2010, from Davidson & Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated:  April 5, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Davidson & Company, LLP